Federated Stock and California Muni Fund

A portfolio of Federated Income Securities Trust

Class A Shares
Class C Shares

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2008.

1.           Under the heading entitled “What are the Fund’s Fees and Expenses?” please delete the section in its entirety and replace it with the following:

WHAT ARE THE FUND’S FEES AND EXPENSES?

FEDERATED STOCK AND CALIFORNIA MUNI FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

Shareholder Fees	Class A	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reductions)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.00%	1.00%
Distribution (12b-1) Fee	0.05%[3]	0.75%
Other Expenses[4]	4.37%	4.37%
Total Annual Fund Operating Expenses[5]	5.42%	6.12%
1The percentages shown are based on actual expenses for the entire fiscal year ended November 30, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator, distributor and shareholder services provider waived, reimbursed and/or did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2008.

Total Waivers, Reimbursement and Reductions of Fund Expenses	4.80%	4.62%
Total Anticipated Annual Fund Operating Expenses (after waivers, reimbursement and reductions)	0.62%	1.50%
For the period beginning on the November 1, 2007 through February 29, 2008, total expenses after waiver and reimbursements were paid at an annualized rate of 0.50% for Class A Shares and 1.25% for Class C Shares. The Adviser adjusted its waiver and/or reimbursement so that total expenses (after waiver and reimbursement) increased by 0.05% per month commencing in March 2008. By the fiscal year ended November 30, 2008, total expenses (after waiver and/or reimbursements) was 0.62% for Class A Shares and 1.50% for Class C Shares.  The fee table represents the expenses that were in place had this change to 0.62% and 1.50%, respectively, occurred on December 1, 2007, the first day of the fiscal year ended November 30, 2008.

2The Adviser voluntarily waived the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ended November 30, 2008.

3The Fund has no present intention of paying or accruing the distribution (12b-1) fee for Class A Shares during the fiscal year ending November 30, 2009. On November 15, 2007, the Board of Trustees approved an amendment to the distribution (12b-1) fee for the Fund’s Class A Shares from 0.25% to 0.05% effective January 31, 2008.  The fee table represents the fees that would have been in place had this change occurred on December 1, 2007, the first day of the fiscal year ended November 30, 2008.  The Fund’s Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended November 30, 2008.

4Includes a shareholder services fee/account adminstration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financials Intermediaries” herein. The administrator voluntarily waived a portion of its fee. In addition, the Adviser voluntarily reimbursed the Fund for other operating expenses the Fund incurs. The administrator and Adviser can can terminate this voluntary waiver and reimbursement at any time. In addition, the shareholder services provider did not charge, and therefore the Fund’s Class A Shares did not accrue, a portion of its fee.  This reduction can be terminated at any time.  Total other expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waiver, reimbursement and reduction) was 0.62% and 0.75%, respectively, for the fiscal year ended November 30, 2008.

5   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund’s Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.50%, respectively, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares and Class C Shares operating expenses are before waivers, reimbursement and reductions as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$1,061	$2,077	$3,084	$5,566
Expenses assuming no redemption	$1,061	$2,077	$3,084	$5,566
Class C:
Expenses assuming redemption	$709	$1,805	$2,975	$5,788
Expenses assuming no redemption	$609	$1,805	$2,975	$5,788

2.           Under the heading entitled “Appendix A: Hypothetical Investment and Expense Information” please delete the table in its entirety and replace it with the following:

FEDERATED STOCK AND CALIFORNIA MUNI FUND:  CLASS A SHARES

ANNUAL EXPENSE RATIO: 5.42%

MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$1,061.11	$9,410.31
2	$9,410.31	$470.52	$9,880.83	$508.97	$9,370.79
3	$9,370.79	$468.54	$9,839.33	$506.83	$9,331.43
4	$9,331.43	$466.57	$9,798.00	$504.70	$9,292.24
5	$9,292.24	$464.61	$9,756.85	$502.58	$9,253.21
6	$9,253.21	$462.66	$9,715.87	$500.47	$9,214.35
7	$9,214.35	$460.72	$9,675.07	$498.37	$9,175.65
8	$9,175.65	$458.78	$9,634.43	$496.28	$9,137.11
9	$9,137.11	$456.86	$9,593.97	$494.19	$9,098.73
10	$9,098.73	$454.94	$9,553.67	$492.12	$9,060.52
Cumulative		$4,636.70		$5,565.62

FEDERATED STOCK AND CALIFORNIA MUNI FUND:  CLASS C SHARES

ANNUAL EXPENSE RATIO: 6.12%

MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$608.57	$9,888.00
2	$9,888.00	$494.40	$10,382.40	$601.76	$9,777.25
3	$9,777.25	$488.86	$10,266.11	$595.02	$9,667.74
4	$9,667.74	$483.39	$10,151.13	$588.35	$9,559.46
5	$9,559.46	$477.97	$10,037.43	$581.76	$9,452.39
6	$9,452.39	$472.62	$9,925.01	$575.25	$9,346.52
7	$9,346.52	$467.33	$9,813.85	$568.80	$9,241.84
8	$9,241.84	$462.09	$9,703.93	$562.43	$9,138.33
9	$9,138.33	$456.92	$9,595.25	$556.13	$9,035.98
10	$9,035.98	$451.80	$9,487.78	$549.91	$8,934.78
Cumulative		$4,755.38		$5,787.98

February 10, 2009

Cusip             31420C746
Cusip             31420C738

39968 (2/09)